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                                                                   EXHIBIT 10.19

                                                         Prepared by:

                                                     /s/ DANIEL C. KLEEMAN, ESQ.
                                                     ---------------------------


                                 PROMISSORY NOTE

This Promissory Note is made on December 28th, 1999
BETWEEN the Borrower, SEL-LEB MARKETING, INC., whose principal business address is 495 River Street, Paterson, New Jersey, referred to as "Borrower",

         And the Lender, PATERSON RESTORATION CORPORATION, whose address is 125 Ellison Street, Paterson, New Jersey referred to as "Lender".

         The world "Lender" means the original Lender and anyone else who takes this Note by transfer.

         BORROWER'S PROMISE TO PAY PRINCIPAL AND INTEREST. In return for a loan that borrower received, Borrower promises to pay $100,000 (called the "principal"), plus interest to the Lender. The interest rate for seven (7) years of the Note shall be 6(six) % per annum.

         PAYMENTS. Borrower will pay principal and interest commencing on February 1, 2000, and to continue on the first day of each month thereafter until January 1st, 2007. The amount of the monthly payments shall be $1,461.82.

         All payments will be made to the Lender at the address shown above or at a different place if required by the Lender.

         EARLY PAYMENTS. Borrower has the right to make payments at any time before they are due. These early payments will mean that the Note will be paid in less time. However, unless Borrower pays this Note in full, the monthly payments will remain the same. There will be no prepayment penalty.

         LATE CHARGES OR OVERDUE PAYMENTS. If Lender has not received any monthly payment within five (5) days after the due date, Borrower will pay the Lender a late charge of five (5) percent (5%) of the monthly payment. This payment will be made along with the plate monthly payment.
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         SECURITY.  Borrower has offered as security for this Note the following:

         See attached Schedule A

         DEFAULT. If Borrower fails to make any payments required by this Note within thirty (30) days after the due date, the Lender may declare that the Borrower is in default on this Promissory Note. Before the Lender can make such a declaration of default, Lender must provide Borrower with written notice of the event of default. If Borrower does not remedy the default within five (5) business days of the date that it received the written notice of default, then and in that event Borrower must immediately pay the full amount of all unpaid principal, interest and other amounts due on this Note, and the Lender's cost of collection and reasonable attorney's fees, together with actual costs of suit. The Lender does not give up its right to declare Default due to any previous delay or failure to declare a default.

         ADDITIONAL TERMS AND CONDITIONS. In addition to the foregoing terms and conditions, Borrower agrees to abide by the general terms and conditions as outlined in Rider A which is attached to and made a part of this Promissory Note. Any reference in Rider A to "Mortgage Note" or "Mortgagor" shall mean this Promissory Note and the Borrower named herein.

         EACH PERSON LIABLE. The Lender may enforce any of the provisions of this Note against any one or more of the borrowers who sign this Note.

         NO ORAL CHANGES. This Note can only be changed by an agreement in writing signed by both the Borrower and the Lender.

         SALE/REFINANCE/RELOCATION. The entire balance of the outstanding principal of the loan and all accrued unpaid interest thereon, shall become immediately due and payable upon the bankruptcy, reorganization, dissolution or liquidation of Sel-Leb Marketing, Inc. or upon the sale, partial sale, exchange, transfer, sale under foreclosure, relocation from its location at 495 River Street, Paterson, New Jersey or other disposition of the leasehold improvements and/or machinery located therein or other security for this note.

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         SIGNATURES.

Witnessed or Attested by:                                SEL-LEB MARKETING, INC.
/s/ Daniel C. Kleeman                                    BY: /s/ Jan S. Mirsky
------------------------------------                     ---------------------
                                                         Executive V.P.
                                                         BY: /s/ George Fischer
                                                         ----------------------
                                                         ASS'T SECRETARY

                                                         (Conformed Copy)

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         THIS SECURITY AGREEMENT made this 28th day of December, Nineteen
Hundred and Ninety-None (1999)

BETWEEN SEL-LEB MARKETING, INC., a Corporation of the State of New Jersey, having its principal place of business at 495 River Street, Paterson, New Jersey. ("Debtor")

AND PATERSON RESTORATION CORPORATION, with offices at 125 Ellison Street, Paterson, New Jersey 07505 ("Secured Party")

                           W I T N E S S E T H, T H A T:

         WHEREAS, the Secured Party has made a loan in the amount of $100,000 to Debtor (The Indebtedness); and

         WHEREAS, to secure payment of the Indebtedness the Debtor desires to grant tot he Secured Party a 2nd security interest in all machinery and equipment.

         NOW, THEREFORE, inconsideration of the mutual covenants hereinafter set forth, the parties intending to be bound hereby do agree as follows:

         1. Debtor covenants and agrees to pay to the Secured Party the indebtedness which may be owing from time to time by Debtor to Secured Party in accordance with the terms and conditions of a loan agreement executed in connection with the Indebtedness ("Promissory Note").

         2. To secure the payment of the Indebtedness and all extensions and renewal thereof and substitutions therefore and to secure the payment and performance by Debtor of all of its obligations under the Promissory Note, Debtor hereby gives and grants to Secured Party an interest in those items appearing on Schedule A annexed hereto and made part hereof, situate on the premises now occupied by Debtor at its aforesaid place of business ("Collateral").

         3. Debtor hereby covenants with and warrants to Secured Party that:

         A. It is the sole owner of the Collateral and that it has the right to grant this security interest in the Collateral.

         B. All of the machinery and equipment will be kept in good condition and repair and will be kept on the aforesaid business premises of Debtor and will not be removed therefrom, except as herein provided, without the written consent of Secured Party, its successors or assigns.

         C. Debtor shall pay all taxes, assessments and other governmental charges of every

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character, levied and assessed against all or any part of the Collateral and will well and truly comply with all laws, regulations and orders of any national, state or municipal governmental or administrative agency exercising any power or regulation or supervision over Debtor or any of its property, the noncompliance with which will impair the lien of this security agreement upon any of the Collateral.

         D. Debtor will keep all of the Collateral adequately insured.

         E. Debtor shall not enter into any other security agreement relating to the Collateral except to secure the payment of the Indebtedness and performance of the obligations referred to in this security agreement.

         F. Debtor will execute financing statements or other documents deemed necessary by Secured Party to perfect or preserve its security interest in the Collateral and will pay the cost of filing such statements or documents pursuant to law.

         4. Should Debtor default for more than 30 days in any of the covenants or warranties herein contained, or fail to pay within 30 days from its due date any installments of the Indebtedness secured hereby, or dispose of substantially all of its assets other than in thee ordinary course of business; or fail to carry on its business for any reason whatsoever; or permit or suffer any attachment, distress, replevin or levy or any process against the Collateral; or make an assignment for the benefit of its creditors; or file a petition for its relief under any provision of the Federal Bankruptcy Code or other applicable statute, or be adjudicated bankrupt on the basis of an involuntary petition filed against it; or if a receiver shall be appointed for the business of Debtor or for any of his assets; or if Debtor shall become party to any proceeding pursuant to any state or federal statute, or to any informal proceeding for an adjugment, settlement, arrangement, extension or composition of its debts,

         THEN AND IN ANY SUCH EVENT, Secured Party shall have and may exercise all of rights and remedies conferred upon secured parties by the Uniform Commercial Code and other applicable laws. Secured Party, in such event, may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is unreasonably


                                      - 2 -

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convenient to Secured Party and Debtor. Any notification of sale or other disposition of the Collateral to which this security agreement applied, or of other action by Secured Party, required to be given by Secured Party, will be sufficient if given personally or mailed by certified mail to Debtor at its address aforementioned not less than fifteen (15) days prior to the day on which such sale or other disposition will be made, and such notification shall be deemed reasonable notice.

         5. The rights and remedies herein expressed to be bested in or conferred upon Secured Party shall be cumulative and shall be in addition to and not in substitution for or in derogation of the rights and remedies conferred upon secured parties by the Uniform Commercial Code and otherwise.

         6. Debtor does not waive a) protest of all commercial paper at any time held by Secured arty on which Debtor is in any way liable; b) notice of nonpayment at maturity or any account; and c) notice of Secured Party's election to accelerate the Indebtedness.

         7. Upon payment in full of the Indebtedness secured hereby, together with any extensions and renewals thereof, this agreement and the security interest granted hereby shall terminate.

         8. It is further agreed that the terms, covenants and conditions of this security agreement shall be deemed to be severable. If one or more of the provisions, terms, covenants or clauses, paragraphs or subparagraphs of this security agreement are adjudged to be unlawful, unconstitutional, unenforceable or void or of no effect any reason whatsoever, that adjudication shall in no way effect the other provisions, terms, covenants or clauses, paragraphs or subparagraphs of this security agreement which have not been so adjudged. In the event of an adjudication as described aforesaid, this security agreement shall be construed as though the affected provision, term, covenant or clause, paragraph or subparagraph had not been included herein.

         9. This agreement shall be governed by the laws of the State of New Jersey. References to the Uniform Commercial Code in this agreement are made to Title 12A of the New Jersey Statutes, as if and when amended.

         10. This agreement shall be binding upon, and shall inure to the benefit of, the parties and

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their respective successors and assigns.

         IN WITNESS WHEREOF, Debtor has caused this security agreement to be signed by the proper officer of the within designated corporation as of the day and year first above written.

                                         SEL-LEB MARKETING, INC.

                                         BY: /s/ Jan S. Mirsky, Executive V.P.
                                             ---------------------------------

Witnesses or Attested by:                BY: /s/ George Fischer, Ass't Secretary
                                             -----------------------------------
/s/ Daniel C. Kleeman
-----------------------------




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